UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Growth Fund, Inc. 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

2006 ANNUAL REPORT

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•                  A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

•                  Exposure to many of the industries that make the U.S. economy the world’s most dynamic

•                  Access to institutional quality investment managers

•                  Objective and ongoing manager evaluation

•                  Active portfolio rebalancing

•                  A quarterly fixed distribution policy

•                  Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.

CONTENTS

1	President’s Letter

4	Foundation for the Future

6	Editorial Feature: Amid Change, Fundamentals Endure

10	Investment Managers/Portfolio Characteristics

11	Manager Roundtable

16	Investment Growth (Chart)

17	Table of Distributions and Rights Offerings

18	Top 20 Holdings and Economic Sectors

19	Major Stock Changes in the Fourth Quarter

20	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Automatic Dividend Reinvestment and Cash Purchase Plan

36	Tax Information

37	Proxy Information

38	Directors and Officers

41	Board Evaluation of New Agreements with ALPS Advisers

44	Privacy Policy

45	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

The views expressed in the President’s Letter, Editorial Feature and Manager Roundtable reflect the current views of the respective parties.  These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® GROWTH FUND

PRESIDENT’S LETTER

Fellow Shareholders:	February 2007

By just about all accounts, 2006 was a rewarding year for equity investors. It might be more accurate, however, to say that it was an especially rewarding second half for equity investors. You may recall that one of the most widely recognized measures of the U.S. stock market, the S&P 500 Index, was ahead just 2.7 percent through June 30 of last year, and it looked as though it was on track for another mid-single-digit gain for the second consecutive year. After drifting lower through the first two weeks of July, the market found its footing and the S&P 500 Index rose sharply to finish the year up 15.8 percent.

Growth stock indices did not fare as well, as value style stocks once again dominated leadership. The Russell 3000 Growth Index, for example, finished the year up 9.5 percent compared to 22.3 percent for the Russell 3000 Value Index. Thus, 2006 marked the seventh consecutive year in which value outperformed growth – a period that is without precedent since the inception of those style benchmarks nearly three decades ago. Investors may recall the opposite trend throughout the latter half of the 1990s, when growth left value behind. While the longevity of the current trend gives pause to those of us managing growth stock funds, the fundamental underlying principles of investment management have not been repealed, and we are confident our patience will be rewarded.

There were several catalysts sparking the market’s strong second half performance. Perhaps the leading one was the Federal Reserve’s decision in September to leave short-term interest rates unchanged after 17 consecutive quarter-point increases. But other positive factors contributed as well. Energy prices, gasoline in particular, declined after a summer spike and crude oil prices ended the year about where they started. Corporate earnings proved surprisingly resilient. Economic growth eased, but not too dramatically. Housing experienced a significant slowdown – it couldn’t stay white-hot forever – but did not collapse. And inflation, while a little above the Federal Reserve’s target range, flashed no ominous signals.

For shareholders of Liberty All-Star Growth Fund, the biggest news of 2006 was the change in the Fund’s adviser from Banc of America Investment Advisors, Inc. to ALPS Advisers, Inc. I’ll say more about this momentarily. First, let me address Fund investment performance.

For the full year, the Fund returned 5.6 percent with shares valued at net asset value (NAV) and 6.4 percent with shares valued at NAV with dividends reinvested. In terms of the market price of its shares, the Fund rose 10.2 percent. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, advanced 8.2 percent. Bottom line: performance was mixed. The Fund’s market price return topped its Lipper benchmark and the Russell 3000 Growth Index while NAV-based results did not. As a purely growth investment vehicle, the Fund lagged broad market indices such as the S&P 500 Index.

Although we are not satisfied with the Fund’s relative results, our analysis confirms that there has been a tendency during the past several years for investors to focus on short-term cyclical earnings growth and less on the quality or sustainability of those earnings. That focus has generally resulted in the underperformance of higher quality companies with more predictable and sustainable earnings growth, as the multiples on these companies’ forward earnings compressed. The Fund’s growth managers place a good deal of emphasis on the quality and sustainability of their portfolio companies’ earnings as part of their process, and that has clearly negatively impacted the Fund’s relative results for the past couple of years.

We assure you that we monitor the Fund’s structure and manager lineup very closely and always question whether we have overlooked anything when our relative results lag. Stock prices are ultimately driven by earnings and it is our belief that as this profit cycle matures, an emphasis on quality companies with sustainable growth characteristics will be a rewarding strategy for shareholders of the Fund. I encourage you to read our investment manager roundtable beginning on page 11

www.all-starfunds.com	ASG

for a more in-depth perspective on the dynamics impacting growth stock investors.

The following tables trace key metrics for the fourth quarter and full year of 2006, as well as longer-term three- and five-year periods:

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2006	4TH QUARTER	2006
LIBERTY ALL-STAR GROWTH FUND, INC. STATISTICS:
Year End Net Asset Value (NAV)		$5.69
Year End Market Price		$5.37
Year End Discount		5.6%
Distributions	$0.14	$0.59
Market Price Trading Range	$5.00 to $5.49	$4.75 to $5.86
Premium/(Discount) Range	(4.6)% to (9.9)%	(4.6)% to (10.8)%

PERFORMANCE:
Shares Valued at NAV	5.6%	5.6%
Shares Valued at NAV with Dividends Reinvested	5.6%	6.4%
Shares Valued at Market Price with Dividends Reinvested	8.7%	10.2%
NASDAQ Composite Index	7.2%	10.4%
Russell 3000 Growth Index	6.2%	9.5%
S&P 500 Index	6.7%	15.8%
Lipper Multi-Cap Growth Mutual Fund Average	6.3%	8.2%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	62nd	64th
Number of Funds in Category	525	489

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2006	3 YEARS	5 YEARS
LIBERTY ALL-STAR GROWTH FUND, INC.
Shares Valued at NAV	5.8%	2.8%
Shares Valued at NAV with Dividends Reinvested	5.9%	3.0%
Shares Valued at Market Price with Dividends Reinvested	2.3%	1.7%
NASDAQ Composite Index	7.2%	5.0%
Russell 3000 Growth Index	7.2%	3.0%
S&P 500 Index	10.5%	6.2%
Lipper Multi-Cap Growth Mutual Fund Average*	9.5%	4.8%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	85th	70th
Number of Funds in Category	394	310

* Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Mutli-Cap Growth Open-end Mutual Fund Universe.

Performance shown is since restructure to a multi-cap growth Fund. Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s reinvested returns assume that all of the Fund’s rights offerings were fully subscribed under the terms of each offering. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income.  A description of the Lipper benchmark and the market indices can be found on page 45.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value.  The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

ANNUAL REPORT DECEMBER 31, 2006

Returning to the change in the Fund’s Adviser, as shareholders know Banc of America Investment Advisors, Inc., in December concluded an agreement with ALPS Holdings, Inc. and ALPS Advisers, Inc. (ALPS) to sell to ALPS its advisory business of managing the Liberty All-Star Growth Fund, Inc. (and its companion Fund, the Liberty All-Star Equity Fund). Shareholders will find more information about ALPS in the editorial section of this report, which immediately follows this letter.

The Fund’s management team and staff members continue to manage the Fund, having completed the transition to ALPS. We believe that ALPS will afford the Fund and its shareholders some distinct benefits, specifically its marketing, shareholder servicing and wholesaling capabilities, which should help support the trading of the Fund in the marketplace.

Once again, I would like to draw your attention to our traditional manager roundtable in this report. It’s another chance to hear directly from the Fund’s three investment managers, who are well-recognized thought leaders in growth stock investing. In addition to providing information on ALPS, this report’s editorial section also features a recap of the Fund’s key investment attributes.

As always, it is a pleasure and privilege to guide Liberty All-Star Growth Fund, to team with fine investment managers and to serve the best long-term interests of shareholders. Be assured that we remain dedicated to those propositions as we move into 2007, and equally committed to enhancing the Fund’s investment performance. We are grateful for your ongoing support of the Fund and will do all in our power to maintain your trust and confidence.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

LIBERTY ALL-STAR® GROWTH FUND
FOUNDATION FOR THE FUTURE

In 2006, the Fund marked 11 years as a multi-managed investment vehicle. Of greater significance, it entered a new era with a new investment adviser, ALPS Advisers, Inc. In successfully completing the transition, the Fund maintained its continuity and looks to a promising future.

For shareholders of Liberty All-Star Growth Fund, the biggest news of 2006 didn’t occur officially until December 18. On that date, ALPS Advisers, Inc. assumed the role of the Fund’s Investment Adviser from Banc of America Investment Advisors, Inc. Shareholders paved the way by voting to approve related advisory agreements and other proposals on November 21.

As a subsidiary of one of the largest financial organizations in the world, Banc of America Investment Advisors was a familiar name to shareholders. But, what about ALPS Advisers?

Its parent, ALPS Holdings, Inc. (ALPS), was established in 1985. ALPS provides fund clients a wide array of customized services that, taken together, makes ALPS a valuable source of turnkey service and support capabilities. At its founding, ALPS provided fund administration and fund distribution services. Over time, it has expanded its range of offerings to include fund accounting, transfer agency services, shareholder services, active distribution, legal, tax and compliance services. Today, ALPS provides fund administration services to funds with assets in excess of $13 billion, and distribution services to funds with assets of more than $120 billion.

ALPS has traditionally conducted its business through two wholly-owned subsidiaries: ALPS Fund Services, Inc., a service company and SEC-registered transfer agent, and ALPS Distributors, Inc., an NASD-registered broker-dealer. The advisory agreement with Liberty All-Star Growth Fund is conducted through a third subsidiary, ALPS Advisers, Inc., which is a registered investment adviser with the Securities and Exchange Commission.

ALPS’ philosophy aligns well with that of the Fund. Quality is the company’s hallmark. As the Fund is oriented to the interests of its shareholders, ALPS is focused on its clients’ needs. ALPS is a leading provider of fund services and support, and is continually enhancing its value to its clients.

Beyond the philosophical fit, however, the Fund stands to gain tangible benefits by being part of the ALPS family. The marketing, shareholder service and wholesaling capabilities of ALPS should support the trading of the Fund in the marketplace. ALPS offers in-depth fund administration, accounting, compliance and distribution experience. In addition, ALPS has made growth of its asset management operations a key component of its business plan, meaning that effective management of the Fund is a strategic priority.

Of significance to shareholders, the investment operations of the Fund remain intact. The fundamental structure of the Fund as a closed-end, multi-managed, growth equity vehicle is unchanged, and the three investment managers – focused on small, mid- and large capitalization growth stocks – remain in place as well (subject, as always, to ongoing review by the Fund’s management team and Board of Directors). Likewise, the Fund’s senior management staff – including its President and Senior Vice President – have transitioned to ALPS Advisers and remain Boston-based.

Bottom line: Liberty All-Star Growth Fund is well positioned to move forward on the continued strength of a solid foundation for the future.

LIBERTY ALL-STAR® GROWTH FUND
AMID CHANGE, FUNDAMENTALS ENDURE

Amid change, fundamentals endure

Even as the Fund transitions to tomorrow, the underlying attributes that set it apart remain solidly in place.

Uniquely, Liberty All-Star Growth Fund brings together six key attributes in a single growth equity investment vehicle.

Multi-management for individual investors

Large institutional investors, such as endowments and pension plans, have traditionally employed multiple investment managers. Liberty All-Star Growth Fund brings multi-management to individual investors. With three investment managers, the Fund provides shareholders with exposure to the full capitalization range of growth style stocks – small, mid- and large.

Real-time trading and liquidity

Owing to its closed-end structure, the Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share price is determined by supply and demand, and pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and expense ratios are often lower than many comparable open-end mutual funds.

Access to institutional managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. By itself that does not make them inherently better. But, because they are closely monitored by their institutional clients, these managers tend to be more disciplined and consistent in their investment process.

Monitoring and rebalancing

ALPS Advisers continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy. If warranted, ALPS will recommend that the Board replace a manager. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. A series of checks and balances and the selection of unaffiliated investment managers ensure the integrity of this key principle. In addition, the Fund is governed by a Board of Directors that is elected by, and responsible to, the shareholders.

Distribution policy

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITLIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 45 for a description of these indices.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2006	MARKET CAPITALIZATION SPECTRUM
(UNAUDITED)	SMALL	LARGE

	RUSSELL GROWTH:
	Smallcap		Midcap		Largecap		M.A.				William		Total
	Index		Index		Index		Weatherbie		TCW		Blair		Fund
Number of Holdings	1294		539		683		60		58		36		144	*
Weighted Average Market Capitalization (billions)	$1.2		$8.2		$71.8		$2.3		$7.3		$43.5		$17.6
Average Five-Year Earnings Per Share Growth	30%		27%		24%		28%		41%		30%		32%
Dividend Yield	0.4%		0.8%		1.1%		0.4%		0.2%		0.8%		0.5%
Price/Earnings Ratio	21	x	21	x	20	x	25	x	28	x	22	x	25	x
Price/Book Value Ratio	4.3	x	4.9	x	4.8	x	4.7	x	6.5	x	5.3	x	5.5	x

* Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® GROWTH FUND
MANAGER ROUNDTABLE

Staying the course: the managers stick to their bottom-up approach to quality growth companies

Value stocks once again outperformed growth stocks in 2006. A rotation to growth may or may not materialize in 2007 – and surely the Fund’s investment managers would like to see that happen. But, they’re not waiting for a rotation in leadership. Instead, they continue to implement their bottom-up growth investing disciplines and search for high quality, high growth companies.

ALPS Advisers recently had the opportunity to moderate the annual report roundtable with the Fund’s three investment managers. As would be expected, there is commonality to the managers’ comments because they are all growth style investors. However, there are distinct differences, as well, chiefly reflecting the managers’ varying capitalization focus. In this roundtable, the managers address a mix of short- and long-range issues of interest to shareholders and close by highlighting a stock that they recently added to their portion of the Liberty All-Star Growth Fund portfolio. The participating investment managers and their capitalization focus are:

M. A. WEATHERBIE & CO., INC.

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth – M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Brendt Stallings, CFA

Managing Director

Capitalization Focus/Mid-Cap Growth – TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.

Portfolio Manager/John F. Jostrand, CFA

Principal

Capitalization Focus/Large-Cap Growth – William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

Two thousand six was a tale of two markets: a bumpy journey through the first half and then – almost on cue immediately after mid-year– a strong, smooth move higher through the second half. In your view, what were the drags on the first six months and what were the catalysts that propelled the market higher in the second six months? Matt Weatherbie, let’s start with our small-cap growth manager.

WEATHERBIE (M.A. WEATHERBIE—SMALL-CAP GROWTH): Early 2006 was marked by a fear of higher inflation due to rising commodity prices as well as rising short-term interest rates due to Federal Reserve actions. Both factors stabilized around mid-year.  Additionally, heightened activity in the private equity buyout market boosted stocks in the second half.

Brendt Stallings, what’s your analysis of 2006?

STALLINGS (TCW – MID-CAP GROWTH): In 2006 we saw the push-pull between corporate earnings growth and inflation/recession fears. The year began with a growth scare which, over the summer, morphed into concerns about a consumer-led recession. As we entered fall, the market started to discount a “Goldilocks” economy, characterized by continued strong corporate earnings, moderate economic growth and restrained inflation.

“Corporate America has delivered several years of outstanding earnings growth … [but] stock prices have not risen commensurate with this exemplary earnings performance.”

Brendt Stallings,
TCW

Despite this background noise and volatility as well as respectable absolute returns, 2006 was again a year of contracting valuations. Corporate America has delivered several years of outstanding earnings growth, and has done so with less debt, little obvious speculative capital spending and cleaner accounting. Despite a world awash in liquidity, growth stock prices have not risen commensurate with this exemplary earnings performance.

John Jostrand, how does William Blair assess the year?

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): U.S. equity markets ultimately turned in strong results for 2006, despite interim push-me-pull-you behavior. Actually,  market activity during the year can be segmented into trimesters. In the first trimester, stocks were pushed higher by optimism in the first four months of the year, driven primarily by stronger-than-expected earnings reports from the fourth quarter of 2005. Smaller capitalization companies and emerging markets were among the top performers during this period. We got the second trimester when that trend reversed swiftly in the wake of hawkish language from the Federal Reserve in May, which raised the specter of recession. This factor, combined with rising commodity prices and increasing concerns about instability in the Middle East, caused investors to flee from higher risk stocks. This cautious posture remained until July, when oil prices peaked at just over $77 per barrel. From that point forward, most news was positive and we moved into the third trimester. Oil prices receded significantly and other commodities followed suit. Benign information on the inflation front led the Federal Reserve to pause in its series of interest rate increases. In addition, third quarter earnings for the S&P 500 Index came in up 22 percent, nearly double expectations.

Looking at the market-moving factors that you cited in your response to the first question, do you expect them to remain in place during 2007—or do you anticipate the emergence of a new set of drivers? John Jostrand, let’s stay with you.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): We believe it is likely that several of the drivers in the second half of 2006 will persist in 2007. Earnings growth continues to look healthy, although it will likely be at much more modest levels than those of the previous three years. Given the amount of liquidity in the market, merger and acquisition activity is likely to continue, as well as share buy-backs on the part of corporations which should continue to bolster stock prices. With unemployment remaining low and the housing market tentatively holding steady, consumer spending should remain relatively sound. Given the outcome of the November election, it is generally anticipated that gridlock will be the driver of decisions in Washington for the foreseeable future, which would limit political impact. The issues that would be most likely to reverse this scenario

“ … over the last 16 years, the highest quality quartile [stocks] significantly outperformed … However, over the last three years the lowest quality growth companies are up 112 percent cumulatively, while the highest quality companies are up a mere 43 percent.”

John Jostrand,
William Blair

would be rising commodity prices and higher inflation. Inflation would become an increasing concern if the overall economy continues to be very strong and wage pressures become more prevalent. If the Federal Reserve interprets economic data to be taking an inflationary turn and resumes rate hikes, this would have negative implications for the financial markets.

Brendt Stallings, what’s the perspective from TCW?

STALLINGS (TCW – MID-CAP GROWTH): We expect the drivers to be similar in 2007.  The key questions for the market entering 2007 remain: 1) The direction of corporate earnings; 2) Whether or not the economy will follow its current trajectory of moderate growth with constrained inflation, or tip to recession or inflationary growth; and 3) The Fed’s next move – what and when. Entering 2007, the market seems complacent that the Fed is done raising rates, leaving the timing of the first Fed cut the key unanswered question. Further evidence of inflation could destroy those expectations, leading to short-term declines in the market.

Matt Weatherbie, what’s
your outlook?

“I expect the primary factors that drove 2006 to remain in place during 2007. Commodity prices seem to have plateaued and the Fed is on hold.”

Matt  Weatherbie,
M.A. Weatherbie

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): I expect the primary factors that drove 2006 to remain in place during 2007. Commodity prices seem to have plateaued and the Fed is on hold. Merger and acquisition activity should remain robust, given the excess liquidity that we see around the world.

The question on the minds of many investors going into 2007 is the impact of a slowing economy on corporate earnings that may challenge the 15 straight quarters of double-digit growth (for S&P 500 companies through Q3 ’06). What are your expectations and how do growth style stocks play into this scenario? Let’s go in capitalization order, small to large. Matt Weatherbie, lead off please.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): I expect S&P 500 profit growth to slow to the high single digits. Growth stocks, whose earnings are less economically sensitive, should show strong relative earnings growth.

STALLINGS (TCW – MID-CAP GROWTH): Certainly, it would be unrealistic to expect the rapid rate of earnings growth to continue. But we think moderating earnings growth and a strong market can happily coexist, as they did in the 1995 mid-cycle slowdown. We think this is the most likely outcome, but until the Fed gets out of the way, we probably won’t see this. We are quite optimistic about U.S. equities, but unsure of the timing of an expansion in price/earnings (P/E) multiples.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): In 2007, it is possible that markets will be less focused on absolute earnings growth – as long as it is flat to modestly positive – and will turn to looking at earnings multiples. P/E ratios have compressed significantly over the last few years, resulting in a lack of differentiation between companies with absolute high short-term earnings and ones with truly sustainable ones. This factor can be most easily viewed by the difference in returns of higher quality stocks versus those of lower quality over the last three years. Using the Russell 1000 Growth Index as a base, we evaluated the component companies based on three quality metrics: S&P ratings, return on equity and free cash flow. Our analysis showed that over the last 16 years, the highest quality quartile significantly outperformed the other quartiles. However, over the last three years the lowest quality growth companies are up 112 percent cumulatively, while the highest quality companies are up a mere 43 percent.

Although it sounds paradoxical, high quality growth stocks tend to perform well in a slowing growth economy, as investors will commonly pay a premium for companies that can sustain earnings in this type of environment. We think that as overall earnings

“The key to turning the tide [from value to growth] is to see the relative earnings growth rates of healthcare and technology stocks take the lead.”

John Jostrand,
William Blair

growth decelerates, investors will reward stocks with more sustainable earnings trends.

Now, we’ll put you on the spot: Growth lagged value again in 2006. Two questions: Why? And, what has to happen to turn things around? John Jostrand, start us off on this one.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): As you say, the value over growth mantra continued in 2006. Despite relatively attractive valuations for growth stocks, the discrepancy in returns between value and growth benchmarks was due to stronger absolute earnings growth in the value sectors, particularly energy and financials. Telecommunication stocks, as well as materials and utilities, which have minimal representation in the growth indices, were extremely strong as well. The key to turning the tide is to see the relative earnings growth rates of healthcare and technology stocks take the lead. Falling energy prices should certainly help slow earnings in that sector after four strong years.

“With the economy slowing, we believe earnings leadership will shift to those industries that are more dependent on secular forces to grow earnings. The technology industry … is a prime example of this.”

Brendt Stallings,
TCW

Matt Weatherbie, what are your thoughts on the growth/value question?

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): Rising commodity prices helped “commodity growth” sectors outperform. In addition, certain financial areas did well. For example, mortgage REITs had another strong year as investors searched for yield. Insurance companies did well due to an absence of hurricanes. As to a turnaround, investors who seem very short-term oriented, need to develop greater confidence in the future to allow incremental investment flows into growth-oriented companies.

Brendt Stallings, share your perspective, please.

STALLINGS (TCW – MID-CAP GROWTH): In retrospect, it is obvious the value benchmarks have outperformed the growth benchmarks because they delivered better earnings growth! Putting aside the vagaries of benchmark construction, this better growth coupled with the decline in multiples explains why we have been in a “value” market for so long.  We believe this will change. Many of the industries that make up the value benchmarks have likely already seen their greatest increase in earnings this cycle. With the economy slowing, we believe earnings leadership will shift to those industries that are more dependent on secular forces to grow earnings. The technology industry, which is arguably the most important sector for growth investors, is a prime example of this and the industry we expect to lead the way as growth stocks come back into favor.

What’s the risk that you are keeping your eye on for 2007? And what’s the “pleasant surprise” that you hope to see emerge during the year? Let’s go in capitalization order again, this time starting with large-cap growth.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): One of the bigger concerns is the possibility of the “stronger for longer” scenario – that cyclical stocks continue to provide nosebleed levels of earnings growth and continue to outpace their growth counterparts.  Conversely, there is the possibility that if economic data begin to point to inflationary concerns, the threat of higher interest rates will weigh on growth stocks. The pleasant surprise is that tech regains its leadership role in the market after six long years of drought.

STALLINGS (TCW – MID-CAP GROWTH): It is very difficult for us as bottom-up stock pickers to define a single risk that could occur in the year since our process requires that we spend most of our time monitoring company-specific risk. If pressed, we believe evidence that the economy is tipping either to uncontrolled inflation or

“As to a turnaround [from value to growth] investors, who seem very short-term oriented, need to develop greater confidence in the future to allow incremental investment flows into growth-oriented companies.”

Matt Weatherbie,
M.A. Weatherbie

recession would probably top the list of risks for growth stocks. That said, we believe that the portion of the Fund that we manage is positioned neutrally. In other words, performance is not dependent on a single economic outcome. As for a pleasant surprise, we do not see growth slowing meaningfully, which further builds the case that equity multiples are indeed too low.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): A major risk is unanticipated inflation forcing further Fed rate increases. A pleasant surprise would be P/E expansion in growth stocks as the current high risk premium for long duration assets begins to abate due to continued low baseline inflation and greater confidence in the future.

To conclude, please tell us about a stock that you have added recently to the portion of the Liberty All-Star Growth Fund portfolio that you manage and your rationale for buying it. Matt Weatherbie, we’ll stay with you.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): Keystone Automotive, the nation’s leading distributor of after-market collision replacement parts, is a recent purchase. Its parts are substantially cheaper than the OEM replacement parts from the large auto manufacturers and are preferred by insurance companies for that reason.  Keystone’s new product availability and fulfillment expertise are allowing it to consistently take market share. This and management’s focus on improving operating margins should permit 20 percent-plus annual EPS growth.

John Jostrand and Brendt Stallings, wrap it up, please.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): Franklin Resources is a stock that piqued our interest early in 2006. The company has done an excellent job of building a broad investment platform that offers a wide array of options to investors. The build-out was conducted primarily through acquisitions of well-established and well-branded investment management firms. We liked the company’s global franchise in terms of both asset management and distribution which has been established through both the Franklin and Templeton divisions over a long period of time. Further research on the company yielded its potential for asset growth and the possibility of additional growth through penetration of institutional markets. In July, the sizeable market correction provided us with a great entry point, as investors became overly negative with respect to asset managers due to the uncertainty overhanging the equity markets. The company has grown its assets significantly over the subsequent quarters, and we believe it continues to be poised for growth in the coming quarters. Thus, we recently took the opportunity to increase our position size.

STALLINGS (TCW – MID-CAP GROWTH): A recent purchase is Linear Technologies, which designs and manufactures analog semiconductors used in a great many electronic devices. Its products enable electronic devices to be more mobile and include greater functionality. This is a classic case where we believe that Wall Street expectations are far too conservative and myopic given the company’s long-term growth prospects. Essentially, we believe that Linear Technologies is being valued on next year’s sales and earnings growth and the market is not accounting for the potential of long-term sustainable cash flow growth.

Many thanks for the interesting and insightful comments. It will be very interesting to see how 2007 plays out.

LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT GROWTH

December 31, 2006

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2006. For certain information, it also assumes full participation in rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $15,676 (includes the December 31, 2006 value of the original investment of $5,806, plus distributions during the period of $9,870).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $17,101.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $18,616 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $5,299.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

LIBERTY ALL-STAR® GROWTH FUND
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

		RIGHTS OFFERINGS
	PER SHARE	MONTH	SHARES NEEDED TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE
1997	$1.24
1998	1.35	July	10		$12.41
1999	1.23
2000	1.34
2001	0.92	September	8		6.64
2002	0.67
2003	0.58	September	8	*	5.72
2004	0.63
2005	0.58
2006	0.59

*The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS

December 31, 2006

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Genentech, Inc.	2.10%
Affiliated Managers Group, Inc.	1.94
The Corporate Executive Board Co.	1.87
ResMed, Inc.	1.72
Resources Connection, Inc.	1.58
Fastenal Co.	1.50
Cisco Systems, Inc.	1.47
NIKE, Inc., Class B	1.45
Paychex, Inc.	1.37
The Goldman Sachs Group, Inc.	1.35
Danaher Corp.	1.34
Marriott International, Inc., Class A	1.33
Walgreen Co.	1.25
Cognizant Technology Solutions Corp., Class A	1.24
Amgen, Inc.	1.15
UTI Worldwide Inc.	1.13
GFI Group, Inc.	1.13
Adobe Systems, Inc.	1.10
Rockwell Collins, Inc.	1.10
Taiwan Semiconductor Manufacturing Co., Ltd.	1.07
28.19%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	23.53%
Industrials	18.99
Consumer Discretionary	16.88
Health Care	16.68
Financials	10.79
Energy	6.55
Consumer Staples	3.05
Materials	0.96
Telecommunication Services	0.84
Other Net Assets	1.73
100.00%

* Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GROWTH FUND
MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($750,000 or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the fourth quarter of 2006.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/06
PURCHASES
Genentech, Inc.	13,245	40,475
Jabil Circuit, Inc.	26,210	62,410
Walgreen Co.	42,755	42,755
Wal-Mart de Mexico SA	22,110	22,110

SALES
Caremark Rx, Inc.	(30,595)	—
Eli Lilly and Co.	(16,210)	—
Network Appliance, Inc.	(30,830)	28,505
Research In Motion Ltd.	(12,200)	7,400
SLM Corp.	(22,585)	—
UnitedHealth Group, Inc.	(20,610)	—

LIBERTY ALL-STAR® GROWTH FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2006

	SHARES	MARKET VALUE
COMMON STOCKS (98.27%)
CONSUMER DISCRETIONARY (16.88%)
Auto Components (1.58%)
Johnson Controls, Inc	13,745	$1,180,970
LKQ Corp. (a)	56,427	1,297,257
		2,478,227
Automobiles (1.06%)
Thor Industries, Inc.	37,679	1,657,499

Distributors (0.19%)
Keystone Automotive Industries, Inc. (a)	8,755	297,582

Diversified Consumer Services (1.89%)
Bright Horizons Family Solutions, Inc. (a)	36,303	1,403,474
Capella Education Co. (a)	10,908	264,519
Jackson Hewitt Tax Service, Inc.	9,190	312,184
Strayer Education, Inc.	9,300	986,265
		2,966,442
Hotels, Restaurants & Leisure (5.55%)
The Cheesecake Factory (a)	22,600	555,960
Chipotle Mexican Grill, Inc., Class A (a)	7,100	404,700
Chipotle Mexican Grill, Inc., Class B (a)	7,500	390,000
Ctrip.com International Ltd. (b)	20,510	1,281,465
Life Time Fitness, Inc. (a)	17,585	853,048
Marriott International, Inc., Class A	43,572	2,079,256
Melco PBL Entertainment Ltd. (a) (b)	13,800	293,388
P.F. Chang’s China Bistro, Inc. (a)	26,988	1,035,800
Texas Roadhouse, Inc., Class A (a)	39,540	524,300
Wynn Resorts Ltd. (a)	13,600	1,276,360
		8,694,277
Internet & Catalog Retail (1.04%)
Netflix, Inc. (a)	36,000	930,960
VistaPrint Ltd. (a)	21,142	700,012
		1,630,972
Media (0.58%)
Focus Media Holding Ltd. (a) (b)	11,800	783,402
Westwood One, Inc.	17,434	123,084
		906,486

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Multi-line Retail (1.29%)
Dollar Tree Stores, Inc. (a)	29,578	$890,298
Kohl’s Corp. (a)	16,532	1,131,285
		2,021,583
Specialty Retail (2.25%)
Guitar Center, Inc. (a)	17,349	788,685
Staples, Inc.	52,330	1,397,211
Urban Outfitters, Inc. (a)	40,400	930,412
Zumiez, Inc. (a)	13,700	404,698
		3,521,006
Textiles, Apparel & Luxury Goods (1.45%)
NIKE, Inc., Class B	22,990	2,276,700

CONSUMER STAPLES (3.05%)
Beverages (1.06%)
PepsiCo, Inc.	26,485	1,656,637

Food & Staples Retailing (1.99%)
Walgreen Co.	42,755	1,962,027
Wal-Mart de Mexico SA (b)	22,110	969,523
Whole Foods Market, Inc.	4,100	192,413
		3,123,963
ENERGY (6.55%)
Energy Equipment & Services (5.61%)
Atwood Oceanics, Inc. (a)	12,401	607,277
CARBO Ceramics, Inc.	18,363	686,225
FMC Technologies, Inc. (a)	19,000	1,170,970
Hydril (a)	10,918	820,924
Patterson-UTI Energy, Inc.	35,642	827,964
Schlumberger Ltd.	22,550	1,424,258
Smith International, Inc.	39,700	1,630,479
Veritas DGC, Inc. (a)	18,900	1,618,407
		8,786,504
Oil, Gas & Consumable Fuels (0.94%)
Golar LNG Ltd. (a)	22,238	284,647
Suncor Energy, Inc.	15,055	1,187,990
		1,472,637

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (contined)

FINANCIALS (10.79%)
Capital Markets (7.53%)
Affiliated Managers Group, Inc. (a)	28,947	$3,043,198
The Charles Schwab Corp.	75,720	1,464,425
Franklin Resources, Inc.	8,070	889,072
GFI Group, Inc. (a)	28,365	1,766,005
The Goldman Sachs Group, Inc.	10,620	2,117,097
optionsXpress Holdings, Inc.	22,520	510,978
SEI Investments Co.	24,700	1,471,132
T. Rowe Price Group, Inc.	12,200	533,994
		11,795,901
Consumer Finance (0.61%)
Capital One Financial Corp.	12,535	962,939

Diversified Financial Services (1.00%)
Financial Federal Corp.	53,513	1,573,817

Insurance (1.65%)
Brown & Brown, Inc.	34,653	977,561
Health, Inc(a)	13,600	273,496
Hub International Ltd.	12,860	403,676
National Interstate Corp.	38,200	928,260
		2,582,993
HEALTH CARE (16.68%)
Biotechnology (6.25%)
Amgen, Inc. (a)	26,280	1,795,187
CV Therapeutics, Inc. (a)	26,700	372,732
Enzon Pharmaceuticals, Inc. (a)	50,325	428,266
Genentech, Inc. (a)	40,475	3,283,737
Gilead Sciences, Inc. (a)	17,710	1,149,910
Martek Biosciences Corp. (a)	34,873	813,936
MedImmune, Inc. (a)	44,925	1,454,222
Vertex Pharmaceuticals, Inc. (a)	13,300	497,686
		9,795,676
Health Care Equipment & Supplies (6.60%)
Abaxis, Inc. (a)	23,000	442,750
C.R. Bard, Inc.	12,740	1,057,038
IntraLase Corp. (a)	45,963	1,028,652
Intuitive Surgical, Inc. (a)	9,800	939,820
Kinetic Concepts, Inc. (a)	21,900	866,145
Medtronic, Inc.	22,825	1,221,366
Palomar Medical Technologies, Inc. (a)	10,900	552,303
PolyMedica Corp.	24,112	974,366
ResMed, Inc. (a)	54,819	2,698,191
SurModics, Inc. (a)	17,942	558,355
		10,338,986

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Health Care Providers & Services (3.08%)
Express Scripts, Inc., Class A (a)	11,600	$830,560
Lincare Holdings, Inc. (a)	37,717	1502,645
Nighthawk Radiology Holdings, Inc. (a)	28,819	734,885
PSS World Medical, Inc. (a)	21,861	426,945
VCA Antech, Inc. (a)	41,484	1,335,370
		4,830,405
Health Care Technology (0.33%)
Cerner Corp. (a)	11,500	523,250

Pharmaceuticals (0.42%)
Auxilium Pharmaceuticals, Inc. (a)	19,018	279,374
Salix Pharmaceuticals Ltd. (a)	31,600	384,572
		663,946
INDUSTRIALS (18.99%)
Aerospace & Defense (1.09%) Rockwell Collins, Inc.	27,120	1716,425

Air Freight & Logistics (1.13%) UTI Worldwide, Inc.	59,432	1,777,017

Commercial Services & Supplies (8.69%)
The Advisory Board Co. (a)	17,600	942,304
American Reprographics Co. (a)	41,487	1,381,932
The Corporate Executive Board Co.	.33,445	2,933,127
CRA International, Inc. (a)	8,804	461,330
IHS, Inc. (a)	21,911	865,046
Monster Worldwide, Inc. (a)	23,200	1,082,048
Resources Connection, Inc. (a)	77,791	2,476,865
Robert Half International, Inc.	22,800	846,336
Stericycle, Inc. (a)	18,604	1,404,602
Waste Connections, Inc. (a)	29,539	1,227,345
		13,620,935
Construction & Engineering (0.77%)
Foster Wheeler Ltd. (a)	21,800	1,202,052

Electrical Equipment (0.89%)
Energy Conversion Devices, Inc. (a)	19,700	669,406
Rockwell Automation, Inc.	11,860	724,409
		1,393,815
Industrial Conglomerates (0.80%)
3M Co.	16,000	1,246,880

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Machinery (2.55%)
Danaher Corp.	28,900	$2,093,516
Joy Global, Inc.	21,800	1,053,812
Wabtec Corp.	28,014	851,065
		3,998,393
Trading Companies & Distributors (3.07%)
Fastenal Co.	65,309	2,343,287
GATX Corp	20,558	890,778
Interline Brands, Inc. (a)	21,894	491,958
TransDigm Group, Inc. (a)	25,364	672,400
Williams Scotsman International, Inc. (a)	21,346	418,808
		4,817,231
INFORMATION TECHNOLOGY (23.53%)
Communications Equipment (4.24%)
Avocent Corp. (a)	18,073	611,771
Cisco Systems, Inc. (a)	84,458	2,308,237
Corning, Inc. (a)	43,925	821,837
Polycom, Inc. (a)	33,987	1,050,538
QUALCOMM, Inc.	23,825	900,347
Research In Motion Ltd. (a)	7,400	945,572
		6,638,302
Computers & Peripherals (1.51%)
EMC Corp. (a)	94,480	1,247,136
Network Appliance, Inc. (a)	28,505	1,119,676
		2,366,812
Electronic Equipment & Instruments (2.82%)
Cognex Corp.	18,000	428,760
Daktronics, Inc	14,507	534,583
FLIR Systems, Inc. (a)	27,786	884,428
Jabil Circuit, Inc.	62,410	1,532,166
National Instruments Corp.	38,211	1,040,868
		4,420,805
Internet Software & Services (2.43%)
Akamai Technologies, Inc. (a)	24,200	1,285,504
Equinix, Inc. (a)	8,000	604,960
WebEx Communications, Inc. (a)	20,084	700,731
Yahoo!, Inc. (a)	47,420	1,211,107
		3,802,302
IT Services (4.37%)
Alliance Data Systems Corp. (a)	16,000	999,520
CheckFree Corp. (a)	13,400	538,144
Cognizant Technology Solutions Corp., Class A (a)	25,200	1,944,432

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

IT Services (continued)
Infosys Technologies Ltd. (b)	12,810	$698,913
Paychex, Inc.	54,140	2,140,696
SRA International, Inc., Class A (a)	19,962	533,784
		6,855,489
Office Electronics (0.51%)
Zebra Technologies Corp., Class A (a)	23,047	801,805

Semiconductors & Semiconductor Equipment (4.79%)
Broadcom Corp., Class A (a)	32,300	1,043,613
FormFactor, Inc. (a)	14,890	554,653
Hittite Microwave Corp. (a)	39,551	1,278,288
Linear Technology Corp.	16,100	488,152
Marvell Technology Group Ltd. (a)	58,100	1,114,939
Microchip Technology, Inc.	41,232	1,348,286
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	153,402	1,676,684
		7,504,615
Software (2.86%)
Adobe Systems, Inc. (a)	41,845	1,720,666
ANSYS, Inc.(a)	21,200	921,988
Opsware, Inc. (a)	93,500	824,670
Salesforce.com, Inc. (a)	28,000	1,020,600
		4,487,924
MATERIALS (0.96%)
Chemicals (0.96%)	25,340	1,503,422
Praxair, Inc.

TELECOMMUNICATION SERVICES (0.84%)
Diversified Telecommunication Services (0.84%)	40,769	1,322,547
NeuStar, Inc., Class A (a)

TOTAL COMMON STOCKS (COST $125,898,522)
		154,035,199

See Notes to Schedule of Investments and Financial Statements

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (3.20%)

REPURCHASE AGREEMENTS (3.20%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/29/06, due 01/02/07 at 4.65%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $5,119,348 (repurchase proceeds of $5,009,587) (Cost $5,007,000)	$5,007,000	$5,007,000

TOTAL INVESTMENTS (101.47%) (COST $130,905,522) (C)		159,042,199

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.47%)		(2,301,921)
NET ASSETS (100.00%)		$156,740,278
NET ASSET VALUE PER SHARE (27,534,315 SHARES OUTSTANDING)		$5.69

Notes to Schedule of Investments:

(a)   Non-income producing security

(b)   American Depositary Receipt

(c)         Cost of investments for federal income tax purposes is $130,979,357.

Gross unrealized appreciation and depreciation at December 31, 2006 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$32,958,100
Gross unrealized depreciation	(4,895,258)
Net unrealized appreciation	$28,062,842

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments at market value (identified cost $130,905,522)	$159,042,199
Cash	2,034
Receivable for investment securities sold	1,117,197
Dividends and interest receivable	58,610
Foreign tax reclaim	4,348

TOTAL ASSETS	160,224,388

LIABILITIES:

Payable for investment securities purchased	619,412
Distributions payable to shareholders	2,281,518
Investment advisory fees payable	316,148
Payable for administration, pricing and bookkeeping fees	88,523
Accrued expenses	178,509

TOTAL LIABILITIES	3,484,110

NET ASSETS	$156,740,278

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 27,534,315 shares outstanding)	$128,677,436
Accumulated net realized loss on investments	(73,835)
Net unrealized appreciation on investments	28,136,677

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($5.69 PER SHARE)	$156,740,278

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME:
Dividends	$875,006
Interest	186,365
Miscellaneous income	892

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $13,547)	1,062,263

EXPENSES:

Investment advisory fee	$1,264,126
Administrative fee	315,967
Pricing and bookkeeping fees	87,734
Audit fees	37,287
Custodian fee	31,684
Directors’ fees and expenses	60,930
Legal fees	145,826
NYSE fee	31,347
Shareholder communication expenses	128,288
Transfer agent fees	80,210
Miscellaneous expenses	26,398

TOTAL EXPENSES		2,209,797

CUSTODY EARNINGS CREDITS		(614)

NET EXPENSES		2,209,183

NET INVESTMENT LOSS		(1,146,920)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions:
Proceeds from sales	96,994,509
Cost of investments sold	84,114,664

Net realized gain on investment transactions		12,879,845

Net unrealized appreciation on investments:
Beginning of year	31,167,704
End of year	28,136,677

Net change in unrealized appreciation		(3,031,027)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$8,701,898

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
OPERATIONS:

Net investment loss	$(1,146,920)	$(1,213,731)
Net realized gain on investment transactions	12,879,845	3,153,352
Net change in unrealized appreciation	(3,031,027)	5,095,728
Net increase in net assets resulting from operations	8,701,898	7,035,349

DISTRIBUTIONS DECLARED FROM:

Paid-in capital	(3,162,729)	(12,448,359)
Net realized gain on investments	(12,914,964)	(2,965,536)
Total distributions	(16,077,693)	(15,413,895)

CAPITAL TRANSACTIONS:

Dividend reinvestments	1,533,706	6,316,229
Total decrease in net assets	(5,842,089)	(2,062,317)

NET ASSETS:

Beginning of year	162,582,367	164,644,684
End of year	$156,740,278	$162,582,367

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$5.97	$6.29	$6.51	$5.44	$8.31
Income from Investment Operations:
Net investment loss	(0.04)	(0.04)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.35	0.30	0.46	1.79	(2.13)
Total from Investment Operations	0.31	0.26	0.41	1.73	(2.20)
Less Distributions from:
Paid-in capital	(0.12)	(0.47)	(0.29)	(0.26)	(0.67)
Realized capital gain	(0.47)	(0.11)	(0.34)	(0.32)	—
Total Distributions	(0.59)	(0.58)	(0.63)	(0.58)	(0.67)
Change due to rights offering(a)	—	—	—	(0.08)	—
Total Distributions, Reinvestments and Rights Offering	(0.59)	(0.58)	(0.63)	(0.66)	(0.67)
Net asset value at end of year	$5.69	$5.97	$6.29	$6.51	$5.44
Market price at end of year	$5.37	$5.44	$6.61	$6.83	$5.05
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	6.4%	4.6%	6.7%	33.7%	(27.2)%
Based on market price	10.2%	(9.3)%	6.9%	51.1%	(32.6)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$157	$163	$165	$163	$112
Ratio of expenses to average net assets (c)	1.40%	1.35%	1.31%	1.34%	1.38%
Ratio of net investment loss to average net assets (c)	(0.73)%	(0.78)%	(0.82)%	(0.94)%	(1.07)%
Portfolio turnover rate	52%	46%	28%	37%	25%

(a)   Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)   Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(c)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15,

2006 and is to be applied to open tax positions upon initial adoption. As such, any necessary adjustments pursuant to the Interpretation will be reflected on the semi-annual report for the period ending June 30, 2007. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated
Investment Loss	Net Realized Loss	Paid-In Capital
$ 1,146,920	$5,291,118	$(6,438,038)

*         Included in the amounts reclassified was a net operating loss offset to paid in capital of $1,146,967.

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	12/31/06	12/31/05
Distributions paid from:
Ordinary income	$5,291,071	$2,965,536
Long-term capital gain	7,623,893	—
	11,767,997	2,965,536
Return of capital	3,126,568	12,554,577
	$16,041,532	$15,520,113

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed Long	Net Unrealized
Ordinary Income	Term Capital Gains	Appreciation*
$ 0	$0	$28,062,842

*         The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Capital loss carryforwards of $5,291,070 were utilized during the year ended December 31, 2006.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Effective December 18, 2006, ALPS Advisers, Inc. (“AAI”), serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Prior to December 18, 2006, Banc of America Investment Advisors, Inc. (“BAIA”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), served as the Fund’s investment adviser. AAI became investment adviser when the Fund Management Agreement was approved by Fund shareholders at a Special Meeting of the Shareholders of the Fund on November 21, 2006.

The fee rates of BAIA’s investment advisory agreement with the Fund and BAIA’s agreements with the Portfolio Managers were the same as AAI’s fee rates noted above, except that the investment advisory fee the Fund paid to BAIA and the portfolio management fee BAIA paid to the portfolio managers were calculated based on the Fund’s average weekly net assets and were paid on a quarterly basis.

ADMINISTRATION, PRICING AND BOOKKEEPING FEES

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Prior to December 18, 2006, BAIA provided administrative and other services to the Fund under the same terms as ALPS noted above, except that BAIA’s fee was based on average weekly net assets and was paid quarterly.

Further, prior to December 18, 2006, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia delegated those functions to State Street Corporation (“State Street”). As a result, Columbia paid State Street the total fees collected under the pricing and bookkeeping agreement.

The terms of Columbia’s pricing and bookkeeping agreement were the same as the ALPS terms noted above.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Prior to December 18, 2006, the Fund paid a pro-rata share of the expenses associated with the Chief Compliance Officer position up to a maximum of $15,000 per year.

NOTE 5. OTHER

Prior to December 18, 2006, Columbia provided certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,857 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 6. PORTFOLIO INFORMATION

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $80,970,263 and $96,994,509, respectively.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2006, the Fund used Bank of America Securities LLC, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities LLC during the period were $1,492. After December 18, 2006, Bank of America Securities LLC was no longer considered an affiliate of the Fund.

NOTE 8. CAPITAL TRANSACTIONS

During the years ended December 31, 2006 and December 31, 2005 distributions in the amount of $1,533,706 and $6,316,229, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 283,987 and 1,076,351 shares, respectively.

LIBERTY ALL-STAR® GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the “Fund”) at December 31, 2006, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2007

LIBERTY ALL-STAR® GROWTH FUND
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Each shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the “Plan”), unless the shareholder specifically elects other–wise by writing to the agent for participants in the Plan, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078, Providence, RI 02940-3078 or by calling -1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such -dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® GROWTH FUND
TAX INFORMATION (UNAUDITED)

All 2006 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends

(2) long-term capital gains and

(3) return of capital

The table below details the breakdown of each 2006 distribution for federal income tax purposes.

TAX STATUS OF 2006 DISTRIBUTIONS

				LONG-TERM
	AMOUNT	ORDINARY DIVIDENDS		CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL
1/03/06*	$0.14	—	32.98%	47.53%	19.49%
3/20/06	$0.16	—	32.98%	47.53%	19.49%
6/19/06	$0.15	—	32.98%	47.53%	19.49%
9/18/06	$0.14	—	32.98%	47.53%	19.49%
1/02/07**	$0.14	—	—	—	—

*                Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2006.

**         Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2007.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2006:

Qualified Dividend Income	0%
Corporate Dividends Received Deduction	0%

LIBERTY ALL-STAR® GROWTH FUND
PROXY INFORMATION (UNAUDITED)

A Special Meeting of Shareholders of the Liberty All-Star Growth Fund, Inc. was held on November 21, 2006 for the purpose of voting on the matters listed below.  The final tabulation results of this meeting are as follows:

The number of shares issued, outstanding and eligible to vote as of the record date of September 7, 2006 was 27,250,328.

1.     To elect three new Directors of the Fund.

	For	Withheld
(1) Richard C. Rantzow	12,381,530	1,538,999
(2) George R. Gaspari	12,382,787	1,537,743
(3) Edmund J. Burke	12,366,403	1,554,126

2.     To approve a new Fund Management between the Fund and ALPS Advisers, Inc. to become effective upon completion of the Transaction described in the Proxy Statement.

For	Against	Abstain
12,102,451	1,054,603	763,476

3.     To approve new Portfolio Management Agreements for the Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon completion of the Transaction described in the Proxy Statement.

	For	Against	Abstain
TCW Investment Management Company	12,072,843	1,088,284	759,403
M.A. Weatherbie & Co., Inc.	12,040,885	1,090,998	788,646
William Blair & Company, L.L.C.	12,042,976	1,115,614	761,939

4.     To approve a policy to permit the Fund and ALPS Advisers, Inc. to enter into Portfolio Management Agreements in advance of Shareholder approval.

For	Against	Abstain
11,696,676	1,448,329	775,524

LIBERTY ALL-STAR® GROWTH FUND
DIRECTORS AND OFFICERS

The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 72)	Director Since 2002; Term expires 2008	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999); Vice President, Secretary and Director, Liberty Asset Management Company (August, 1985 to December, 1999).	2	Trustee, Liberty All-Star Equity Fund (since 2002).

Thomas W. Brock (Age 59)	Director Since 2005; Term expires 2009	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998).	2	Trustee, Liberty All-Star Equity Fund (since 2005); Director, Columbia Management Multi-Strategy Fund LLC (Hedge Fund); Manager, BACAP Alternative Multi-Strategy Fund, LLC.

George R. Gaspari (Age 66)	Director Since 2006, Term Expires 2007	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1998); Trustee, Liberty All-Star Equity Fund (since 2006).

Richard W. Lowry (Age 70)	Director and Chairman Since 1994; Term Expires 2007	Private Investor since 1987	2	Trustee and Chairman, Liberty All-Star Equity Fund (since 1986); Trustee, Columbia Fund Complex (81 Portfolios).

John J. Neuhauser (Age 63)	Director Since 1998; Term Expires 2009	University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Trustee, Liberty All-Star Equity Fund (since 1998); Trustee, Columbia Fund Complex (81 Portfolios).

Richard C. Rantzow (Age 68)	Director Since 2006, Term expires 2008	Chairman of the Board of First Funds (from 1992 to July 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006).

*                  The address for all Trustees and Officers is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202.

INTERESTED DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 45)**	Director Since 2006, Term expires 2009	President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); Presidend, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

OFFICERS

NAME AND ADDRESS*	POSITION WITH LIBERTY ALL-STAR GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 54)	President and Chief Executive Officer	1999

Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 42)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999). Vice President, ALPS Advisers, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 45)	Vice President	2006

President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*                  The address for all Directors and Officers is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202.

**          Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

NAME AND ADDRESS*	POSITION WITH LIBERTY ALL-STAR GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 36)	Treasurer	2006

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 34)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

Bradley J. Swenson (Age 34)	Chief Compliance Officer	2006

Chief Compliance Officer (“CCO”), ALPS Fund Services, Inc. and ALPS Distributors, Inc., since 2004; CCO ALPS Advisers, Inc. since 2006; Mr. Swenson currently acts in the capacity of Fund CCO for Financial Investors Variable Insurance Trust, the SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, NASDAQ-100 Trust, BLDRS Index Funds Trust, WisdomTree Funds Trust, and Healthshares, Inc.; Senior Audit Manager, Janus Capital Group, Inc.; Senior Internal Auditor, Oppenheimer Funds, Inc.

Tané T. Tyler (Age 41)	Secretary	2006

Chief Legal Officer, Assistant Secretary, ALPS Funds Services, Inc. and ALPS Distributors, Inc. since September 2004; Chief Legal Officer, Secretary, ALPS Holdings, Inc. since August 2005; Chief Legal Officer, Assistant Secretary, ALPS Advisers, Inc., since August 2006; Secretary, Liberty All-Star Equity and Liberty All-Star Growth since December 2006; Secretary, Reaves Utility Income Fund since December 2004; Secretary, Westcore Funds since February 2005; Secretary, First Fund from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 – December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*                  The address for all Officers is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202.

LIBERTY ALL-STAR® GROWTH FUND
BOARD EVALUATION OF NEW AGREEMENTS WITH ALPS ADVISERS

BOARD MEETINGS AND CONSIDERATIONS

On September 7, 2006, Banc of America Investment Advisors, Inc. (“BAIA”) entered into an asset purchase agreement with ALPS Holdings, Inc. (“ALPS”) and ALPS Advisers, Inc. (“ALPS Advisers”) whereby ALPS Advisers agreed to purchase certain assets related to BAIA’s business of providing investment advisory and certain administrative services to Liberty All-Star Equity Fund (the “Equity Fund”) and Liberty All-Star Growth Fund, Inc. (the “Fund” and, together with the Equity Fund, the “Funds”) (the “Transaction”). Upon the closing of the transaction (the “Closing”), ALPS Advisers became the investment adviser to the Fund. The Closing was subject to certain terms and conditions, including, among others: (1) each Fund obtaining shareholder approval to enter into a new Fund Management Agreement (“New Fund Management Agreement”) with ALPS Advisers and new Portfolio Management Agreements (“New Portfolio Management Agreements” and, together with the New Fund Management Agreements, the “New Agreements”) with each Fund’s Portfolio Managers, and (2) BAIA and ALPS Advisers obtaining any necessary regulatory approvals. Because the existing Fund Management Agreements and Portfolio Management Agreements were to terminate upon the Closing of the Transaction, shareholder approval of the New Agreements was required. Shareholders of the Fund approved the New Agreements at a special meeting of shareholders on November 21, 2006.

BOARD CONSIDERATION OF THE NEW AGREEMENTS

The Investment Company Act of 1940 (the “Investment Company Act”) requires that the Board of Directors of the Fund (“Board”) review the Fund’s advisory contracts and consider whether to approve them and recommend that the shareholders of the Fund approve them. At its meeting on September 7, 2006, the Board, all members of which are Disinterested Directors, conducted such a review and approved the New Fund Management Agreement between the Fund and ALPS Advisers and the separate New Portfolio Management Agreements, each among the Fund, ALPS Advisers and a Portfolio Manager.

Prior to the Board’s approval of those agreements, the Disinterested Directors met to consider management’s recommendations as to the approval of each New Agreement. As part of the process to consider those matters, legal counsel to the Disinterested Directors requested certain information from ALPS Advisers and each Portfolio Manager. In response to these requests, the Disinterested Directors received reports from ALPS Advisers and each Portfolio Manager that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Disinterested Directors and the Board with a memorandum regarding their responsibilities pertaining to the approval of each New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that the approval of each New Agreement was in the best interests of the Fund and its shareholders.

In voting to approve each New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether each New Agreement would be in the best interests of the Fund and its shareholders, based on: (1) the nature, extent and quality of the services to be provided under the New Agreement; (2) the investment performance of the Fund; (3) the expenses borne by the Fund (including management fees and other expenses), the fees charged by ALPS and the Portfolio Managers to the Fund and to their other clients, as applicable, and projected profits to be realized by ALPS Advisers and its affiliates from their relationships with the Fund; (4) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to ALPS Advisers and each Portfolio Manager from their relationships with the Fund; and (6) other general information about ALPS Advisers and each Portfolio Manager. The following is a summary of the Board’s consideration and conclusions regarding these matters.

NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED

The Board considered the nature, extent and quality of the services to be provided by ALPS Advisers, including portfolio manager selection, evaluation and monitoring, and the portfolio management services to be provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board considered that, following the Transaction, the same senior investment advisory personnel that currently provide advisory services to the Fund at the Fund Manager level were expected to continue to provide these services to the Fund as employees of ALPS Advisers. In that regard, the Board considered the long-term history of care and conscientiousness in the management of the Fund provided by that personnel, which would continue to be provided following the Transaction. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. The Board reviewed the background and experience of (1) the current BAIA personnel to be employed by ALPS Advisers and to be responsible for portfolio manager selection, evaluation and monitoring for the Fund and (2) the Portfolio Manager personnel responsible for managing the portfolio of the Fund. The Board also considered the compliance records of ALPS and each Portfolio Manager. Finally, the Board also considered its and the Fund’s long association with the current BAIA personnel to be employed by ALPS Advisers, the relationships those BAIA personnel maintain with the Portfolio Managers, and the ability of those personnel to evaluate the services provided by the Portfolio Managers.

The Board concluded that the nature, extent and quality of the services to be provided by ALPS Advisers and the respective Portfolio Managers to the Fund was appropriate and consistent with the terms of the respective New Agreements and that the Fund was likely to benefit from services provided under the New Agreements. The Board also concluded that the quality of the services provided by the senior advisory personnel to be employed by ALPS Advisers and by the Portfolio Managers had been consistent with or superior to quality norms in the industry, and that ALPS Advisers and the respective Portfolio Managers would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Portfolio Managers had demonstrated a continuing ability to attract and retain well-qualified personnel, and that the structure of ALPS Advisers’ operations was sufficient to retain and properly motivate the Fund’s current senior advisory personnel who were to be employed by ALPS Advisers. Finally, the Board concluded that the financial condition of ALPS Advisers and of each respective Portfolio Manager was sound.

INVESTMENT PERFORMANCE

At the time of the annual renewal of the Fund’s advisory contracts earlier in the year, the Board reviewed the long-term and short-term investment performance of the Fund as of year end 2005 and of other investment companies and other accounts managed by the Portfolio Managers. In that connection, the Board also considered the long-term and short-term investment performance of the existing senior investment advisory personnel of BAIA who will continue to manage the Fund as ALPS employees, in the absence of any investment performance data for ALPS Advisers. The performance information previously provided demonstrated to the Board a generally consistent pattern of favorable long-term performance of the Fund. Among other information addressed, the Fund’s Board considered the fact that the Fund’s NAV returns trailed the Lipper Multi-Cap Growth Average during the one- and three-year periods and the Russell 3000 Growth Index during the one-year period. However, the Fund’s Board also considered the fact that the Fund’s NAV returns outperformed the Lipper Multi-Cap Growth Average in the five-year period and the Russell 3000 Growth Index in the three- and five-year periods.

COSTS OF THE SERVICES TO BE PROVIDED TO THE FUND AND THE PROJECTED PROFITS TO BE REALIZED BY ALPS ADVISERS FROM ITS RELATIONSHIP WITH THE FUNDS

The Board reviewed the fees to be paid by the Fund to ALPS Advisers and the fees to be paid by ALPS Advisers to the Portfolio Managers, noting that the rates of fees to be paid under the New Agreements are the same fee rates the Fund currently pays. In that regard, the Board noted that it had reviewed comparative fee information at the time of the annual renewal of the Fund’s advisory contracts earlier in the year, including information about (1) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund and (2) the fees charged by the Portfolio Managers to their other client accounts, including institutional accounts. At that time, the Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar closed-end funds. The Board noted that currently ALPS Advisers does not manage other accounts. The Board also considered that the Portfolio Managers would be paid by ALPS Advisers, not the Fund. Further, the Board also considered the differences in the level of services provided and the differences in responsibility of the Portfolio Managers to the Fund and to other accounts. The Board also noted that the Fund’s fee schedule has breakpoints at which the advisory fee rate declines as the Fund’s assets increase above the breakpoint, and further noted that those schedules would remain unchanged under the New Agreements. The Board concluded that the management fees payable by the Fund to ALPS Advisers and the fees payable by ALPS Advisers to the Portfolio Managers were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees the Portfolio Managers charge to other clients.

PROJECTED PROFITABILITY AND COSTS OF SERVICES TO ALPS ADVISERS

The Board reviewed reports of the financial position of each of the Portfolio Managers at the time of the annual renewal of the Fund’s advisory contracts, and in that regard noted that the rates of fees payable to the Portfolio Managers under the New Agreements were unchanged from the current agreements. The Board considered the projected profitability of ALPS’ overall relationship with the Fund, which included fees payable to ALPS Advisers for advisory services as well as fees payable to other ALPS affiliates for non-advisory services, and concluded that the projected profitability of ALPS was reasonable in relation to the services to be provided and to the costs of providing services to the Fund. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that ALPS Advisers or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board reviewed the Fund’s management fee schedules and the breakpoints in the schedule and concluded that the fee schedules reflect certain economies of scale that may be realized by ALPS Advisers as the assets of the Fund increase.

Based on their evaluation, the Board unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Fund and its shareholders. The Board concluded that the New Agreements will enable the Fund to continue to enjoy the high-quality investment management and sub-advisory services it has received in the past from its Fund Manager and each Portfolio Manager, at fee rates identical to the present rates, which the Board deem appropriate, reasonable and in the best interests of the Fund and its shareholders. The Board deteremined to approve and to recommend to the shareholders of the Fund that they approve the New Agreements.

LIBERTY ALL-STAR® GROWTH FUND
PRIVACY POLICY

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisers, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”).  The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you.  We value your business and are committed to maintaining your trust.  That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•                 Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•                 Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•                 Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services).  We do not share your information with mailing list or direct marketing companies.  Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•                 To respond to a subpoena or court order, judicial process or regulatory inquiry;

•                 To report suspicious transactions to government agencies and law enforcement officials;

•                 To protect against fraud;

•      To provide products and services with the consent or the direction of a customer; or

•      In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you.  We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us.  Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisers, Inc.

Attn:  Compliance Department

1625 Broadway, Suite 2200

Denver, CO 80202

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws.  The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you.  We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time.  The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® GROWTH FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000 Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index

Measures the performance of those Russell 3000 Companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000 Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

LIBERTY ALL-STAR® GROWTH FUND
NOTES

INVESTMENT ADVISER

ALPS Advisers, Inc.
1625 Broadway Suite 2200
Denver, CO 80202
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Bradley J. Swenson, Chief Compliance Officer

*Member of Audit Committee

Annual Certifications — As required, on May 18, 2006, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALPS Advisers, Inc.

Investment Adviser

1625 Broadway Suite 2200

Denver, CO 80202

303-623-2577

www.all-starfunds.com

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2005.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment adviser. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately $27,350 and $25,900 respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately $4,400 and $4,200, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately $5,200 and $4,600, respectively.

Tax Fees in both fiscal years 2006 and 2005 consist primarily of fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 were $0 and $0, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2006, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser, and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor.  These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

William Blair & Company, LLC (“William Blair”)

MANAGEMENT. John F. Jostrand is the portfolio manager responsible for investing the portion of the Fund allocated to William Blair. Mr. Jostrand, Principal, CFA, joined William Blair in 1993 as a Portfolio Manager and has been a member of the department’s All Cap Growth Team since 1993 and Large Cap Growth Team since 1997. Previously, he was with TRW, Inc. for ten years as Director, Investments, Equity Portfolio Manager and Venture Capital Funds Manager. Prior to that he was with Boatmen’s National Bank for five years as Assistant Trust Officer, Equity Fund Manager and Research Analyst. He is a member of the CFA Institute and past President of the Pilgrim Village Board of Trustees. Education: B.A., University of Missouri (1976); M.B.A., University of Michigan (1978).

OTHER ACCOUNTS.  The table below provides information regarding the other accounts managed by Mr. Jostrand as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
John F. Jostrand
Registered Investment Companies	4	$2,117.9 million	2	$1,832.6 million
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	100	$1,499.7 million	0	N/A

COMPENSATION STRUCTURE.  William Blair’s compensation plan for portfolio managers, including Mr. Jostrand, consists of a fixed base salary and a discretionary bonus for associates of the William Blair, while principals of William Blair also receive a share of the firm’s profits. The discretionary bonus as well as any potential changes to principals’ ownership stakes is determined annually by the head of William Blair’s Investment Management Department, subject to approval of William Blair’s Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance of all accounts managed by the firm, including the Fund, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors. Mr. Jostrand is a principal of William Blair.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Jostrand does not own any shares of the Fund.

M.A. Weatherbie & Co., Inc. (“M.A. Weatherbie”)

MANAGEMENT. Matthew A. Weatherbie, CFA is the person responsible for managing the portion of the Fund allocated to M.A. Weatherbie.  Mr. Weatherbie is the Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie, which he founded in December 1995.  Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund.  Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Matthew A.Weatherbie				N/A
Registered Investment Companies	1	$55.7 million	0	N/A
Other pooled investment vehicles	1	$107.2 million	1	$107.2 million
Other accounts	82	$1,992.3 million	1	$31.3 million

COMPENSATION STRUCTURE.  As the sole owner of M.A. Weatherbie, Matthew A. Weatherbie’s compensation is directly related to the overall profitability of M.A. Weatherbie.  Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end under the rules of Sub-Chapter S of the Internal Revenue Code. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Mr. Weatherbie, except that a performance allocation may be payable by the other pooled investment vehicles managed by M.A. Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER.  Mr. Weatherbie does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Brendt Stallings and Husam Nazer.

R. Brendt Stallings, CFA,  Managing Director, US Equities – Mr. Stallings is the Senior Portfolio Manager of TCW’s Growth Equities and Mid-Cap Growth strategies. Mr. Stallings has been a member of the TCW Small and Mid-Cap Growth Equities team since 1998. On the team, his analytic responsibilities have included many of the group’s investments in the business services, retail, financial services, and technology industries. Mr. Stallings came to TCW in 1996, joining the US Equity Research Department as an Analyst. Prior to TCW, he was an Equity Analyst with Chancellor LGT Asset Management (GT Global) from 1995 to 1996 and a Business Analyst in Andersen Consulting’s Strategic Services Division from 1990 to 1993. He is a Director of the Roosevelt Memorial Park Association. Mr. Stallings holds a BA in Decision Analysis and Political Science from Stanford University (1990) and an MBA from the Amos Tuck School at Dartmouth College (1995). He is a CFA charterholder.

Husam H. Nazer, Managing Director, US Equities – Mr. Nazer is the Senior Portfolio Manager of the Small Cap Growth and SMID Cap Growth strategies as well as Co-Portfolio Manager of the Mid-Cap Growth strategy. Mr. Nazer has been a member of the Small and Mid-Cap Growth Equities team since 2000. He joined TCW’s US Equity Research Department in 1995 where he made substantial contributions analyzing the health care, retail, and technology industries. Mr. Nazer graduated with a BS in Biomedical Engineering from Boston University in 1994 and earned an MBA at the University of Southern California in 1997.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Stallings and Nazer, as of December 31, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
R. Brendt Stallings
Registered Investment Companies	4	$120.4 million	0	N/A
Other pooled investment vehicles	7	$273.8 million	2	$22.8 million
Other Accounts	13	$575.8 million	2	N/A

Husan Nazer
Registered Investment Companies	1	$57.4 million	0	N/A
Other pooled investment vehicles	3	$12.6 million	1	$2.5 million
Other accounts	9	$307.0 million	0	N/A

COMPENSATION STRUCTURE.  The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the “Advisor”) to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which will be paid in February 2007.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2005, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 9, 2007

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 9, 2007